UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 29, 2014
MEDIA GENERAL, INC.
(Exact name of registrant as specified in its charter)

Commonwealth of Virginia	1-6383	54-0850433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 E. Franklin St., Richmond, VA		23219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(804) 887-5000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 29, 2014, Media General, Inc. (the “Company”) entered into an Incremental Facility Amendment No.1 to Credit Agreement (“Incremental Facility”) with Royal Bank of Canada, as Administrative Agent and the lenders party thereto. Pursuant to the Incremental Facility, the Company was provided an incremental term loan in an aggregate principal amount of $75 million. The incremental term loan constitutes an additional term loan under, and has the same terms as the Company’s existing term loan, under its existing senior secured credit agreement dated as of July 31, 2013 (as amended), including a July 31, 2020 maturity date and an interest rate of LIBOR (with a LIBOR floor of 1%) plus a margin of 3.25%. The incremental term loan is payable in quarterly installments of 0.25% of the outstanding principal balance with the remainder due upon maturity, subject to adjustment as a result of any prepayments.

The proceeds of the incremental term loan were used to consummate the purchase transaction described in Item 2.01 of this Form 8-K, including related transaction costs.

The description of the new incremental term loan above does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.1 to this Form 8-K and incorporated in this Item 1.01 by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On September 2, 2014, effective September 1, 2014, the Company consummated the purchase transaction contemplated under the Asset Purchase Agreement for the Sale of Television Station WHTM-TV by and among Sinclair Television Group, Inc. and Media General Operations, Inc. dated June 19, 2014. The transaction was previously described in a Form 8-K filed by the Company on June 25, 2014.

The foregoing description of the purchase transaction is not complete and is qualified in its entirety by reference to (i) the press release announcing the closing, which is incorporated by reference to Exhibit 99.1 to this Form 8-K, and (ii) the full text of asset purchase agreement, which is incorporated by reference to Exhibit 10.3 to Media General’s Form 10-Q for the quarterly period ended June 30, 2014.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information in Item 1.01 of this Form 8-K is hereby incorporated by reference to this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(a)     Financial statements of business acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment on or prior to November 18, 2014.

(b)     Pro forma financial information

The unaudited pro forma condensed combined financial information required by 9.01(b) of Form 8-K will be filed by amendment on or prior to November 18, 2014.

(d)     Exhibits

Exhibit 10.1

Incremental Facility Amendment No.1 to Credit Agreement, dated as of August 29, 2014, among Media General, Inc, each Loan Party thereto, Royal Bank of Canada, as Administrative Agent and the lenders party thereto.

Exhibit 10.3

Asset Purchase Agreement for the Sale of Television Station WHTM-TV by and among Sinclair Television Group, Inc. and Media General Operations, Inc. (incorporated by reference to Exhibit 10.3 of Media General, Inc.’s Form 10-Q for the quarterly period ended June 30, 2014).

Exhibit 99.1	Press Release issued by MEDIA GENERAL, INC., September 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIA GENERAL, INC.
(Registrant)

Date September 4, 2014	/s/ James F. Woodward
James F. Woodward
Senior Vice President, Chief Financial Officer